UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) October 21, 1999


                                     0-16979
                            (Commission File Number)

                         ------------------------------

                             TYCO INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)]

            Bermuda                                    Not applicable
 (Jurisdiction of Incorporation)            (IRS Employer Identification Number)

    The Gibbons Building, 10 Queen Street, Suite 301, Hamilton, HM11, Bermuda
              (Address of registrant's principal executive office)

                                  441-292-8674*
                         (Registrant's telephone number)

                         ------------------------------

*The executive offices of Registrant's principal United States subsidiary, Tyco International (US) Inc., are located at One Tyco Park, Exeter, New Hampshire 03833. The telephone number there is (603) 778-9700.
--------------------------------------------------------------------------------

ITEM 5.   Other Events

         Reference is made to the press release issued to the public by the Registrant on October 21, 1999, the text of which is attached hereto as
Exhibit 99.1,  for a description  of the events  reported  pursuant to this Form
8-K.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits.

Exhibit Number             Title
--------------             -----

99.1              Press Release dated October 21, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    TYCO INTERNATIONAL LTD.


                                    By: /s/ Mark H. Swartz
                                       -------------------------------
                                            Mark H. Swartz
                                            Executive Vice President and
                                            Chief Financial Officer
                                            (Principal Financial and
                                             Accounting Officer)

Date:    October 22, 1999

                                  Exhibit Index

Exhibit Number          Title                                            Page
--------------          -----                                            ----

99.1                 Press Release dated October 21, 1999.               6